SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 25, 1999
                        (Date of earliest event reported)



                                DCAP Group, Inc.
               (Exact name of Registrant as specified in charter)



    Delaware                0-1665                           36-2476480
(State or other        Commissiuon File No.              (IRS Employer
jurisdiction                                              Identification Number)
incorporation)

                 90 Merrick Avenue, East Meadow, New York 11554
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (516) 794-6300

                               EXTECH Corporation
                   (Former Name, if Changed Since Last Report)









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Item 1.  Changes in Control of Registrant.

                  See Item 2 below.

Item 2.  Acquisition or Disposition of Assets.

                  On February 25, 1999, pursuant to an Agreement, dated as of May 8, 1998, by and among DCAP Group, Inc. (formerly EXTECH Corporation) (the "Company"), and Morton L. Certilman, Jay M. Haft, Kevin Lang and Abraham Weinzimer, as amended (the "DCAP Agreement"), the Company acquired from Messrs. Lang and Weinzimer all of the outstanding stock of Dealers Choice Automotive Planning Inc. ("DCAP") as well as interests in other related companies (collectively, the "DCAP Shares") in consideration for the issuance to each of Messrs. Lang and Weinzimer of 1,650,000 Common Shares of the Company (an aggregate of 3,300,000 Common Shares). DCAP and such other related companies are referred to collectively as the "DCAP Companies."

                  The DCAP Companies are engaged primarily in placing various types of insurance with insurance underwriters on behalf of their customers. The categories of insurance placed include automobile, motorcycle, boat, life, business and homeowner's insurance. In addition, the DCAP Companies offer income tax return preparation services and automobile club services for roadside emergencies. The DCAP Companies also provide services with regard to obtaining insurance premium financing from a third party, and intend to provide similar services with regard to personal and automobile loans. The DCAP Companies also intend to provide direct insurance premium financing services and mortgage brokerage services to their clients. There are 56 "DCAP" offices in the New York metropolitan area. Five are wholly-owned by the Company. Twenty-three are owned partially by the Company (directly or beneficially, generally ranging between 50% and 67%) and partially by other persons who generally operate the location. Twenty-eight are franchises, in which the Company has no equity interest; the franchisor, DCAP Management Corp., however, is wholly-owned by the Company.

                  At the closing of the DCAP Agreement, the following additional Common Shares of the Company were issued by the Company:

                  (i) 475,000 Common Shares to each of Messrs. Lang and Weinzimer (an aggregate of 950,000 Common Shares) (the "950,000 Additional Shares") at a purchase price of $.25 per share, paid as follows:

                           (a) an amount in cash equal to the par value of the 950,000 Additional Shares ($4,750 for each or an aggregate of $9,500); and

                           (b) the balance by the delivery by each of Messrs. Lang and Weinzimer of a promissory note in the principal amount of $114,000 (an
                                    aggregate  of $228,000)  (collectively,  the
                                    "Additional  Shares Notes").  The Additional
                                    Shares  Notes   provide  for,   among  other
                                    things, the following:

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                                    (I)     interest at the rate of 6% per
                                            annum;

                                    (II)    payment of principal and interest in
                                            six   equal   annual    installments
                                            commencing   April   15,   2001  and
                                            continuing  through  April 15, 2006,
                                            subject  to   acceleration   to  the
                                            extent   that   Mr.   Lang   or  Mr.
                                            Weinzimer receives any proceeds from
                                            the sale or other disposition of any
                                            Common Shares; and

                                    (III)   security  for  the  payment  of  all
                                            amounts  due  under  the  Additional
                                            Shares  Notes by a pledge by each of
                                            Messrs.  Lang and  Weinzimer  to the
                                            Company of 570,000  Common Shares of
                                            the  Company,   pursuant  to  pledge
                                            agreements that were entered into at
                                            the closing of the DCAP Agreement.

                  (ii) 208,500 Common Shares to each of Messrs. Certilman and Haft or their retirement trusts (an aggregate of 417,000 Common Shares) at a purchase price of $.25 per share, paid in cash; and

                  (iii) 17,500 Common Shares to each of Brian Ziegler and Andrea Ziegler, the son-in-law and daughter of Mr. Certilman (an aggregate of 35,000 Common Shares), at a purchase price of $.25 per share, paid in cash. Mr. Ziegler is also Secretary of the Company. Mr. Certilman disclaims beneficial ownership of the Common Shares owned by Mr. and Mrs. Ziegler.

                  At the closing of the DCAP Agreement, each of Messrs. Haft, Lang and Weinzimer and Mr. Certilman's retirement trust also purchased 450,000 Common Shares of the Company (1,800,000 Common Shares in the aggregate) (the "Sterling Foster Shares"), beneficially owned by Sterling Foster Holding Corp. ("Sterling Foster") and held by Mr. Certilman as voting trustee pursuant to a Voting Trust Agreement with Sterling Foster, at a purchase price of $.25 per share. Messrs. Certilman and Haft paid for their Sterling Foster Shares in cash. Messrs. Lang and Weinzimer also paid for their Sterling Foster Shares in cash, using the proceeds of a loan from the Company (discussed below) for such purpose. Upon such purchase, the Voting Trust Agreement was terminated.

                  Pursuant to the DCAP Agreement, at the closing, the Company loaned $112,500 to each of Messrs. Lang and Weinzimer (an aggregate of $225,000) (the "Closing Loans"). The proceeds of the Closing Loans were used by Messrs. Lang and Weinzimer solely for the purpose of purchasing their Sterling Foster Shares. Each of the Closing Loans is evidenced by a promissory note (the "Closing Loan Notes") that provides for, among other things, the following:

                  (i)      interest at the rate of 6% per annum;

                  (ii) payment of principal and interest in six equal annual installments commencing April 15, 2001 and continuing through April 15, 2006, subject to acceleration to

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                           the extent that Mr. Lang or Mr. Weinzimer receives
                           any proceeds from the sale or other disposition of any Common Shares;

                  (iii) non-recourse against Messrs. Lang and Weinzimer, i.e., Messrs. Lang and Weinzimer will not be personally liable for the payment of the Closing Loan Notes; instead, in the event of a default, the Company's sole remedy will be pursuant to a pledge by Messrs. Lang and Weinzimer of their Sterling Foster Shares;

                  (iv) the right of each of Messrs. Lang and Weinzimer to satisfy the amounts due under his respective Closing Loan Note by delivering Common Shares valued at the greater of (A) $.25 per share or (B) the average market price of the Common Shares for the 20 trading days immediately preceding the date of delivery of the shares; and

                  (v) security for the payment of all amounts due under the Closing Loan Notes by a pledge by each of Messrs. Lang and Weinzimer to the Company of the Sterling Foster Shares acquired by him, pursuant to pledge agreements that were entered into at the closing of the DCAP Agreement.

                  At the closing of the DCAP Agreement, Leon Lapidus resigned as a director of the Company, the size of the Board of Directors was expanded to four and Messrs. Lang and Weinzimer were appointed as directors. Messrs. Certilman and Haft continued as directors of the Company.

                  At the closing of the DCAP Agreement, each of Messrs. Certilman, Haft, Lang and Weinzimer entered into an Employment Agreement with the Company pursuant to which they serve as Chairman, Vice Chairman, President and Executive Vice President of the Company, respectively.

                  The Employment Agreements entered into by Messrs. Certilman, Haft, Lang and Weinzimer are identical in all respects, except as discussed below.

                  The term of each Employment Agreement is five years commencing February 25, 1999 (the "Initial Term"), with an automatic three year renewal term (the "Extended Term") unless, at least 90 days prior to the expiration of the Initial Term, the Company, by vote of 75% of all of the members of its Board of Directors (including, for purposes of determining the number of members of the Board, the particular employee, if a member) (as provided for in the Company's By-Laws) notifies the employee of its desire not to extend the term of the Employment Agreement. In the event the Company makes such election, the employee generally shall be entitled to receive, as termination payments, his then annual base salary for a period of two additional years (the "Severance Amount").

                  During the term of the Employment Agreement, Messrs. Lang and Weinzimer are required to expend all of their working time for the Company. Messrs. Certilman and Haft are to perform such part-time services as are reasonably necessary for them to fulfill their responsibilities as Chairman and Vice Chairman, respectively.


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                  During the employment period,  Messrs. Lang and Weinzimer each will be  entitled  to  receive a salary of  $250,000  per annum,  while  Messrs.
Certilman  and Haft are to receive  annual  salaries  of $125,000  and  $22,500,
respectively.   Each  employee   will  also  be  entitled  to  such   additional
compensation as may be determined by the Board of Directors of the Company in its sole discretion.

                  In the event that the Company's Pre-Tax Net Income (as such term is defined in the Employment Agreements) for any fiscal year of the Employment Agreement of Mr. Lang or Mr. Weinzimer (but commencing only with the fiscal year ending December 31, 2000 and continuing only through the fiscal year ending December 31, 2005) is at least $100,000, he will be entitled to receive a bonus in the amount of $37,500 for each such year. No bonus will be payable for a particular fiscal year if no amounts are then payable by Mr. Lang or Mr. Weinzimer to the Company pursuant to his Additional Shares Note. Furthermore, the amount of any bonus payable may never exceed the amount payable by Mr. Lang or Mr. Weinzimer pursuant to his Additional Shares Note, and the Company will be entitled to offset against any such bonus any amount so payable.

                  Pursuant to the terms of the Employment Agreements, an employee's employment terminates automatically on his death and, at the Company's option, if the employee becomes disabled. In addition, an employee's employment may be terminated at any time for "cause." Pursuant to the terms of the Employment Agreements and the Company's By-Laws, the Company may terminate an employee's employment based upon a claim of "cause" only if a majority of all of the members of its Board of Directors (including, for purposes of determining the number of members of the Board, the particular employee, if a member) shall have approved the action. As provided for in the Employment Agreements and the Company's By-Laws, if the Company desires to terminate an employee's employment not based upon a claim of "cause," then 75% of all of the members of the Board of Directors (including, for purposes of determining the number of members, the particular employee, if a member) must approve the action.

                  In the event of termination of an employee's employment without "cause," the employee will be entitled to receive, as liquidated damages, an amount equal to all compensation that he would have been entitled to receive for the remainder of the term, including the Extended Term, as if his employment had not terminated; however, if the termination notice is given (i) prior to 90 days before the expiration of the Initial Term, or (ii) subsequent to such time, but after the date the Company has given timely notice of its desire not to extend the Initial Term, the terminated employee shall be entitled to receive the Severance Amount.

                  For a period of two years after the expiration or termination of the Employment Agreement, without the prior written consent of the Company, the terminated employee is restricted, within a radius of five miles of any office or franchise of the Company, from, among other things, directly or indirectly, engaging or participating in a business which is similar to or competitive with the business activities of the Company. The restrictive covenants, however, do not apply if the Employment Agreement is terminated based on a disability of the employee and will cease to apply if:


                                                         5

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                  (i)      the  Company  defaults in any  obligation  to pay any
                           post-termination amounts that are payable pursuant to the provisions of the Employment Agreement and such default continues for a period of 20 days following receipt by the Company of written notice thereof; or

                  (ii) if all of the following conditions exist: (a) the term of the Employment Agreement is extended for the Extended Term; (b) prior to the expiration of the Extended Term, the employee is not offered a further two-year extension, with the same base annual salary and substantially the same terms as provided for in the Employment Agreement; (c) the employee's employment is not terminated for "cause" during the Extended Term and he does not voluntarily terminate his employment; and (d) the employee's employment ends on the last day of the Extended Term.

                  At the closing of the DCAP Agreement, each of Messrs. Certilman and Haft was granted options to purchase up to 225,000 Common Shares of the Company and each of Messrs. Lang and Weinzimer was granted options to purchase up to 200,000 Common Shares of the Company. Such options were granted upon the following terms:

                  (i) the exercise price of such options was $2.69 per share (110% of the fair market value of the Common Shares on the date of the grant);

                  (ii) the options will expire five years from the date of grant; and

                  (iii) the options will vest to the extent of one-half thereof on the first anniversary of the date of grant and one-half on the second anniversary.

                  For each of the twelve-month periods of the Initial Term, the Company will be obligated, upon the written request of each of Messrs. Lang and Weinzimer, to lend to him up to $20,000. The right of Messrs. Lang and Weinzimer to obtain such $20,000 annual loan is assignable by each to the other. Each such loan is to be evidenced by a promissory note in the principal amount of the loan and is to provide for, among other things, the following:

                  (i) interest at the prime rate (as published in the Wall Street Journal); and

                  (ii) payment of principal and interest in four equal annual installments, commencing one year from the date of each loan (but in no event after February 25, 2006), subject to acceleration to the extent that the borrower receives any proceeds from the sale or other disposition of any Common Shares.

                  The repayment of all amounts due under each such note is to be secured by the pledge by the borrower, pursuant to a pledge agreement, of five Common Shares of the Company for each one dollar loaned.


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                  Pursuant to the DCAP Agreement,  while any loan made to either
Mr. Lang or Mr. Weinzimer pursuant to his Employment Agreement is outstanding, he will be obligated to sell, as soon as legally permissible, the maximum number of Common Shares that he is permitted by law to sell, and to use the proceeds thereof to satisfy his obligations under his respective notes. Until the foregoing notes, the Additional Shares Notes and the Closing Notes have been satisfied in full, neither Mr. Lang nor Mr. Weinzimer may sell or otherwise dispose of any of his Common Shares for less than $.25 per share (subject to adjustment for stock splits and the like) without the prior written consent of the Company.

                  Pursuant to the DCAP Agreement, each of Messrs. Certilman, Haft, Lang and Weinzimer has agreed that, during the eight year period following the closing of the DCAP Agreement, (i) he will vote his respective shares of stock of the Company in favor of each of the others as a director of the Company provided that the particular person in whose favor the vote would be remains in the employ of the Company, (ii) in the event Mr. Certilman or Mr. Haft dies or otherwise ceases to serve as a director of the Company, Messrs. Lang and Weinzimer will vote their respective shares of stock of the Company in favor of the designee of the survivor of Mr. Certilman or Mr. Haft (or, in the case of a reason other than death, the one remaining as a director), (iii) in the event Mr. Lang or Mr. Weinzimer dies or otherwise ceases to serve as a director of the Company, Messrs. Certilman and Haft will vote their respective shares of stock of the Company in favor of the designee of the survivor of Mr. Lang or Mr. Weinzimer (or, in the case of a reason other than death, the one remaining as a director) and (iv) he will not vote his shares to (a) increase the size of the Board of Directors of the Company or (b) amend the Certificate of Incorporation or By-Laws of the Company, in each case without the written approval of the others. In the event of the death or other cessation of directorship of any of Messrs. Certilman, Haft, Lang or Weinzimer during such period, the Company has agreed that, unless the Board vacancy is otherwise filled as provided for above, it will promptly call a special meeting of stockholders to fill such vacancy.

                  On February 25, 1999, immediately following the closing of the DCAP Agreement, pursuant to a Subscription Agreement dated as of October 2, 1998, as amended (the "Eagle Subscription Agreement"), between the Company and Eagle Insurance Company ("Eagle"), the Company issued to Eagle 1,486,893 Common Shares for an aggregate purchase price of approximately $1,000,000, or $.67 per share (the "Eagle Issuance").

                  Eagle is a New Jersey insurance company wholly-owned by The Robert Plan Corporation ("The Robert Plan"), one of the largest insurers of assigned-risk drivers in the United States. Pursuant to separate agency agreements between certain DCAP Companies and certain insurance company subsidiaries of The Robert Plan, such DCAP Companies have been appointed agents of the insurance companies with regard to the offering of automobile and other insurance products.

                  At the closing of the Eagle Subscription Agreement, the size of the Board of Directors of the Company was further increased to five and Robert M. Wallach, Eagle's Vice President and the President and Chief Executive Officer of The Robert Plan, was appointed as a member of the Board of Directors. The Company has agreed that, during the five year period following the closing, provided that Eagle remains the beneficial owner of at least 1,000,000 Common Shares (subject to

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adjustment  for stock  splits and the  like),  the  Company  shall  continue  to nominate Mr. Wallach as a director.

                  The following table sets forth certain information regarding the beneficial ownership of the outstanding Common Shares of the Company immediately following the issuance of the Common Shares pursuant to the DCAP Agreement, the purchase of the Sterling Foster Shares, and the Eagle Issuance.


                                        Number of
           Name and Address           Common Shares
                  of                  Beneficially
            Beneficial Owner              Owned              Percentage of Class

Kevin Lang                           2,575,000(1)(2)                21.9%
  2545 Hempstead Turnpike                  (3)
  East Meadow, New York

Abraham Weinzimer                    2,575,000(1)(2)                21.9%
  2545 Hempstead Turnpike                  (3)
  East Meadow, New York

Jay M. Haft                          1,563,893(2)(3)                13.3%
  1001 Brickell Bay Drive                  (4)
  Miami, Florida

Eagle Insurance Company(5)              1,486,893                   12.6%
  c/o The Robert Plan
      Corporation
  999 Stewart Avenue
  Bethpage, New York

Morton L. Certilman                  1,470,393(2)(3)                12.5%
  The Financial Center                     (6)
      at Mitchel Field
  90 Merrick Avenue
  East Meadow, New York

Robert M. Wallach                        -0- (7)                      -
  c/o The Robert Plan
      Corporation
  999 Stewart Avenue
  Bethpage, New York

All executive officers               9,751,179(1)(2)                82.8%
and directors as a group                  (3)(4)
(6 persons)                               (5)(6)
                                          (7)(8)



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---------

(1) Of the shares beneficially owned by each of Messrs. Lang and Weinzimer, 1,020,000 shares are pledged to the Company as security for the payment of certain promissory notes, as discussed above.

(2) Reference is made to the discussion above of a certain agreement as to voting among Messrs. Lang, Weinzimer, Certilman and Haft.

(3) Based upon Schedule 13D filed by Messrs. Lang, Weinzimer, Certilman and Haft under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to their respective equity interests in the Company. In view of the voting agreement referenced in footnote (2) hereof, Messrs. Lang, Weinzimer, Certilman and Haft may be deemed a group. Accordingly, the group of Messrs. Lang, Weinzimer, Certilman and Haft beneficially owns 8,217,286 Common Shares. Such amount represents approximately 69.8% of the outstanding Common Shares of the Company. However, each of Messrs. Lang, Weinzimer, Certilman and Haft independently makes his own decisions with respect to the acquisition and disposition of the Common Shares directly owned by him, as well as with respect to the voting of Common Shares on matters not covered by the voting agreement, and neither Mr. Lang, Mr. Weinzimer, Mr. Certilman nor Mr. Haft has any economic interest in the Common Shares directly owned by any of the others.

(4) Includes 15,380 shares held in a retirement trust for the benefit of Mr. Haft.

(5) Based upon Schedule 13D filed by Eagle under the Exchange Act. Eagle is a wholly-owned subsidiary of The Robert Plan. The directors of Eagle are William Wallach, Frances Wallach, Robert M. Wallach, Lawrence S. Isaacs, Roy DiVittorio, Philbert Nezamoodeen, John D. Reiersen, and Jasper J. Jackson, and the executive officers of Eagle are John D. Reiersen and Philbert Nezamoodeen. The directors of The Robert Plan are William Wallach, Robert M. Wallach, Carl R. Hollander, Jasper J. Jackson, and Howard Smith. The executive officers of The Robert Plan are William Wallach, Robert M. Wallach, Jasper J. Jackson, Philbert Nezamoodeen, Hylan T. Hubbard III, John D. Reiersen and Roy DiVittorio.

(6) Includes 902,452 shares held in a retirement trust for the benefit of Mr. Certilman.

(7) Excludes shares owned by Eagle, of which Mr. Wallach, a director of the Company, is a Vice President. Eagle is a wholly-owned subsidiary of The Robert Plan, of which Mr. Wallach is President and Chief Executive Officer.

(8) Includes 5,000 shares held in a retirement trust for the benefit of an executive officer and 37,500 shares held by such executive officer's wife. Such executive officer disclaims beneficial ownership of the shares owned by his wife.




                                                         9

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Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

                  (a)      Financial Statements of Business Acquired.

                           (i) Combined Balance Sheet of the DCAP Companies as of December 31, 1998(1).
                           (ii) Combined Statements of Operations of the DCAP Companies for the fiscal years ended December 31, 1998 and 1997(1).
                           (iii) Combined Statements of Shareholders' Deficit of the DCAP Companies for the fiscal years ended December 31, 1998 and 1997(1).
                           (iv) Combined Statements of Cash Flows of the DCAP Companies for the fiscal years ended December 31, 1998 and 1997(1).

                  (b)      Pro Forma Financial Information.

                           (i)      Pro Forma Consolidated  Balance Sheet of the
                                    Company as of December 31, 1998(1).
                           (ii)     Pro   Forma   Consolidated    Statement   of
                                    Operations of the Company for the fiscal year ended December 31, 1998(1).

                  (c)      Exhibits.

                           2.1 Agreement dated as of May 8, 1998 by and among the Company, Morton L. Certilman, Jay
                                    M. Haft,  Kevin Lang and  Abraham  Weinzimer
                                    (including Schedules A and B and exhibits thereto), as amended(2).




--------

(1)  To be filed by amendment.


(2) Included as Appendix A to the Company's definitive Proxy Statement dated February 9, 1999 (File No. 0-1665) and incorporated herein by reference.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               DCAP GROUP, INC.


Dated:       March 12, 1999                    By: /s/ Morton L. Certilman
                                               ---------------------------
                                                   Morton L. Certilman
                                                   Chairman of the Board






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